Exhibit 10.3

PTC Therapeutics, Inc.

NON-QUALIFIED STOCK OPTION CERTIFICATE

THIS NON-QUALIFIED STOCK OPTION CERTIFICATE (this “Certificate”), dated as of XXXX, XXXX, certifies that, pursuant to the PTC Therapeutics, Inc. 1998 Employee, Director and Consultant Stock Option Plan, as it may be amended from time to time, (the “Plan”), the Board of Directors of PTC Therapeutics, Inc. (the “Company”) has granted an Option to purchase shares of Common Stock, $.001 par value per share (the “Shares”), of the Company, as follows:

Name of Optionee:	XXXX
Address of Optionee:	XXXX
XXXX
Grant ID Number:	#XXXX
Number of Shares:	XXXX
Option Price:	US $XXX per share
Date of Grant:	XXXX
Vesting Reference Date:	XXXX

The Option is subject to all the terms, conditions and limitations set forth in the Plan, which is incorporated herein by reference, and to the following additional terms specified by the Board of Directors of the Company. The Optionee acknowledges receipt of a copy of the Plan. All capitalized terms used in this Certificate and not otherwise defined herein shall have the respective meanings ascribed to them in the Plan.

The Option shall vest and be exercisable as follows:

The shares under each Option shall vest ratably over a 4-year period on a quarterly basis, such that six and one-quarter percent (6 and 1/4%) of the Option becomes exercisable on each quarterly anniversary of the Vesting Reference Date.

The Option shall terminate ten (10) years from the Date of Grant or such shorter period as set forth in the Plan in the event of the Optionee’s termination of service, Death or Disability.

The Option is not assignable or transferable, other than as provided in the Plan, and is a non-qualified option. Until the effective date of the registration of the Shares pursuant to the Securities Exchange Act of 1934, the Optionee may exercise this Option by written notice to the Company, in substantially the form of Exhibit A attached hereto, and as provided in the Plan. Following such registration of the Shares pursuant to the Securities Exchange Act of 1934, the form of written notice for exercise of the Option shall be in a form to be approved by the Company’s Board of Directors. No partial exercise of the Option may be for less than 100 full shares. In no event shall the Company be required to issue fractional shares.

The Optionee acknowledges that upon exercise of the Option the Optionee will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Certificate. The Optionee acknowledges that any income taxes or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Optionee’s responsibility.

No Shares will be issued pursuant to the exercise of this Option unless and until the Optionee pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of such exercise of this Option. The Company may withhold from the Optionee’s remuneration, if any, any withholding taxes attributable to such amount that is considered compensation includable in such person’s gross income. At the Company’s discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Optionee on exercise of the Option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee’s remuneration sufficient to satisfy the Company’s income tax withholding obligation, the Optionee will reimburse the Company on demand, in cash, for the amount under-withheld prior to the issuance of the Shares upon such exercise.

PTC Nonqualified Stock Option Certificate	Confidential

The Shares acquired by the Optionee pursuant to the exercise of the Option granted hereby shall not be transferred by the Optionee except as permitted herein. The provisions of this paragraph shall terminate upon the effective date of the registration of the Shares pursuant to the Securities Exchange Act of 1934.

In the event of the Optionee’s termination of service for “cause” as defined in Article 11 of the Plan, or in the event the Administrator determines, subsequent to the Optionee’s termination of service, that either prior or subsequent to Optionee’s termination the Optionee engaged in conduct which would constitute “cause,” then the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Certificate (including, without limitation, Shares purchased after termination of employment, consultancy or directorship, Disability or death in accordance with the Plan). In the event the Company does not exercise its option pursuant to this paragraph, the restrictions set forth in the balance of this Certificate shall not thereby lapse, and the Optionee for himself or herself, his or her heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this paragraph:

(a)

The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this paragraph shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination of service;

(b)

The Company’s option to repurchase the Optionee’s Shares in the event of termination of service shall be valid for a period of eighteen (18) months commencing with the date of such termination of service;

(c)

In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Optionee’s Shares under this paragraph, the Company shall notify the Optionee, or in case of death, his or her representative, in writing of its intent to repurchase the Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in subsection (b) of this paragraph for exercise of the Company’s option to repurchase;

(d)

The written notice to the Optionee shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the “Closing”). The date specified shall not be less than ten (10) days nor more than sixty (60) days from the date of the mailing of the notice, and the Optionee or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Optionee or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Optionee or his or her successor in interest; and

(e)	The provisions of this paragraph shall terminate upon the effective date of the registration of the Shares pursuant to the Securities Exchange Act of 1934.

It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Optionee that the following restrictions be complied with (except as hereinafter otherwise provided) (the following restrictions, the “ROFR Restrictions”):

(a)

No Shares owned by the Optionee may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth;

(b)

Before selling or otherwise transferring all or part of the Shares, the Optionee shall give written notice of such intention to the Company, which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale or transfer, and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Shares of the Optionee. Such notice shall constitute a binding offer by the Optionee to sell to the Company such number of the Shares then held by the Optionee as are proposed to be sold in the notice at the monetary price per share designated in such notice, payable on the terms offered to the Optionee by the proposed transferee (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold). The Company shall give written notice to the Optionee as to whether such offer has been accepted in whole by the Company within sixty (60) days after its receipt of written notice from the Optionee. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing on such purchase (“Closing Date”) which shall not be less than ten (10) nor more than sixty (60) days after the giving of the acceptance notice. The place for such closing shall be at the Company’s principal office. At such closing, the Optionee shall accept payment as set forth herein and shall deliver to the Company in exchange therefor certificates for the number of Shares stated in the notice accompanied by duly executed instruments of transfer;

(c)

If the Company shall fail to accept any such offer, the Optionee shall be free to sell all, but not less than all, of the Shares set forth in his or her notice to the designated transferee at the price and terms designated in the Optionee’s notice, provided that (i) such sale is consummated within six (6) months after the giving of notice by the Optionee to the Company as aforesaid, and (ii) the transferee first agrees in writing to be bound by the provisions of these ROFR Restrictions so that such transferee (and all subsequent transferees) shall thereafter only be permitted to sell or transfer the Shares in accordance with the terms hereof. After the expiration of such six (6) months, the provisions of this paragraph shall again apply with respect to any proposed voluntary transfer of the Optionee’s Shares;

(d)

The restrictions on transfer contained in this paragraph shall not apply to (a) transfers by the Optionee to his or her spouse or children or to a trust for the benefit of his or her spouse or children, (b) transfers by the Optionee to his or her guardian or conservator, and (c) or transfers by the Optionee, in the event of his or her death, to his or her executor(s) or administrator(s) or to trustee(s) under his or her will (collectively, “Permitted Transferees”); provided however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Certificate, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer;

(e)	The provisions of this paragraph may be waived by the Company. Any such waiver may be unconditional or based upon such conditions as the Company may impose; and
(f)	The provisions of this paragraph shall terminate upon the effective date of the registration of the Shares pursuant to the Securities Exchange Act of 1934.

In the event that the Optionee or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Certificate, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Optionee or his or her successor in interest upon delivery of such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Optionee to the Company and to treat the Optionee and such Shares in all respects as if delivery of such Shares had been made as required by this Certificate. The Optionee hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of Company issued to the Optionee with respect to the Shares then subject to the restrictions contained in this Certificate shall be added to the Shares subject to the Company’s rights to repurchase pursuant to this Certificate. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed to the Optionee with respect to the Shares then subject to the restrictions contained in this Certificate, shall be added to the Shares subject to the Company’s rights to repurchase pursuant to this Certificate.

If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Certificate such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company’s rights to repurchase pursuant to this Certificate.

The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Certificate, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Certificate.

The Optionee agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act of 1933, (a) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the

Optionee (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, and (b) to execute any agreement reflecting clause (a) above as may be requested by the Company or the managing underwriters at the time of such offering.

The Optionee acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Optionee any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment, consultancy or directorship of the Optionee by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

All certificates representing the Shares to be issued to the Optionee pursuant to this Certificate shall have endorsed thereon a legend substantially as follows: “The shares represented by this certificate are subject to transfer and other restrictions, each as set forth in a Stock Option Certificate with this Company, a copy of which Certificate is available for inspection at the offices of the Company or will be made available upon request.”

Any notices required or permitted by the terms of this Certificate or the Plan shall be given by recognized overnight courier service, facsimile, or registered or certified mail, return receipt requested, addressed to the Company at its principal place of business or to the Optionee at the address set forth above or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized overnight courier service or three business days following mailing by registered or certified mail.

This Certificate, together with the Plan and any other written agreement between the Company and the Optionee relevant to the subject matter hereof and executed contemporaneously herewith or hereafter, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof, and no other statement, representation, warranty, covenant or agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Stock Option Grant, provided, however, in any event, this Certificate shall be subject to and governed by the Plan.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its duly authorized officer, and the Optionee or the Optionee’s authorized representative, as the case may be, has hereunto set his or her hand, all as of the date first above written.

PTC THERAPEUTICS, INC.	OPTIONEE:

Name:	Name: XXXX
Title:

Grant ID#: XXXX

Exhibit A

NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

To:	PTC Therapeutics, Inc. 100 Corporate Court Middlesex Business Center South Plainfield, NJ 07080

Ladies and Gentlemen:

The undersigned entity or individual (the “Optionee”) hereby exercises the Non-Qualified Stock Option to purchase                      shares (the “Shares”) of the common stock, $.001 par value, of PTC Therapeutics, Inc. (the “Company”), at the exercise price of $         per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Certificate between the Optionee and the Company dated                   , 20    .

Optionee is aware that the issuance of the Shares has not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or any state securities laws. Optionee understands that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by Optionee in this Notice of Exercise.

Optionee hereby represents and warrants that (1) Optionee has been furnished with all information which Optionee deems necessary to evaluate the merits and risks of the purchase of the Shares; (2) Optionee has had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to Optionee’s satisfaction; (3) Optionee has been given the opportunity to obtain any additional information Optionee deems necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) Optionee has such knowledge and experience in financial and business matters that Optionee is able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

Optionee hereby represents and warrants that Optionee is purchasing the Shares for Optionee’s own account for investment and not with a view to the sale or distribution of all or any part of the Shares.

Optionee understands that because the issuance of the Shares has not been registered under the 1933 Act, Optionee must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

In addition to any other restrictions that may apply, Optionee agrees that Optionee will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) a registration statement covering the Shares under the Securities Exchange Act of 1934 has been effective for at least 90 days or (2) the Company receives an opinion of Optionee’s legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

Optionee consents to the placing of a legend on Optionee’s certificate for the Shares stating that the issuance of the Shares has not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

Optionee understands that at the present time Rule 144 of the Securities and Exchange Commission (the “SEC”) may not be relied on for the resale or distribution of the Shares by Optionee. Optionee understands that the Company has no obligation to Optionee to register the sale of the Shares with the SEC and has not represented to Optionee that it will register the sale of the Shares.

Optionee understands the terms and restrictions on the right to dispose of the Shares set forth in the PTC Therapeutics, Inc. 1998 Employee, Director and Consultant Stock Option Plan, as it may be amended from time to time, and the Non-Qualified Stock Option Certificate, both of which Optionee has carefully reviewed. Optionee consents to the placing of a legend on Optionee’s certificate for the Shares referring to such restriction and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

Optionee has considered the Federal, state and local income tax implications of the exercise of the Option and the purchase and subsequent sale of the Shares.

Optionee is paying the option exercise price for the Shares as follows:

Please issue the stock certificate for the Shares (check one):

☐ to Optionee; or

☐ to Optionee and                                 , as joint tenants with right of survivorship

and mail the certificate to Optionee at the following address:

Optionee’s mailing address for shareholder communications, if different from the address listed above is:

Very truly yours,

Optionee (signature)

Print Name

Date

FEIN/Social Security Number